                                                                    EXHIBIT 24.2


                       KINDER MORGAN ENERGY PARTNERS, L.P.
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan Management, LLC, a Delaware limited liability company and the delegate of Kinder Morgan G.P., Inc., a Delaware corporation, which is the general partner of Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), in connection with the registration by the Partnership of the deemed offer and sale of its units to be acquired by Kinder Morgan Management, LLC (the "LLC"), an affiliated limited liability company, with the net proceeds of the LLC's offering of its limited liability company interests, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Partnership's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney on June 26, 2002.


                                       /s/ William V. Morgan
                                       ---------------------
                                       William V. Morgan

                                                                    EXHIBIT 24.2


                       KINDER MORGAN ENERGY PARTNERS, L.P.
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan Management, LLC, a Delaware limited liability company and the delegate of Kinder Morgan G.P., Inc., a Delaware corporation, which is the general partner of Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), in connection with the registration by the Partnership of the deemed offer and sale of its units to be acquired by Kinder Morgan Management, LLC (the "LLC"), an affiliated limited liability company, with the net proceeds of the LLC's offering of its limited liability company interests, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Partnership's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney on June 26, 2002.



                                       /s/ Gary L. Hultquist
                                       ---------------------
                                       Gary L. Hultquist

                                                                    EXHIBIT 24.2



                       KINDER MORGAN ENERGY PARTNERS, L.P.
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan Management, LLC, a Delaware limited liability company and the delegate of Kinder Morgan G.P., Inc., a Delaware corporation, which is the general partner of Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), in connection with the registration by the Partnership of the deemed offer and sale of its units to be acquired by Kinder Morgan Management, LLC (the "LLC"), an affiliated limited liability company, with the net proceeds of the LLC's offering of its limited liability company interests, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Partnership's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney on June 26, 2002.



                                       /s/ Perry M. Waughtal
                                       ---------------------
                                       Perry M. Waughtal

                                                                    EXHIBIT 24.2



                       KINDER MORGAN ENERGY PARTNERS, L.P.
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan Management, LLC, a Delaware limited liability company and the delegate of Kinder Morgan G.P., Inc., a Delaware corporation, which is the general partner of Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), in connection with the registration by the Partnership of the deemed offer and sale of its units to be acquired by Kinder Morgan Management, LLC (the "LLC"), an affiliated limited liability company, with the net proceeds of the LLC's offering of its limited liability company interests, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Partnership's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney on June 26, 2002.


                                       KINDER MORGAN, INC.


                                       By: /s/ Joseph Listengart
                                          -------------------------------------
                                       Name:   Joseph Listengart
                                       Title:  Vice President,
                                               General Counsel and Secretary